BLACKROCK EUROFUND

(the “Fund”)

Supplement dated June 20, 2017 to the Prospectus dated October 28, 2016, as supplemented to date

Effective June 23, 2017, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock EuroFund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Nigel Bolton	2010	Managing Director of BlackRock, Inc.
Brian Hall	2017	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the EuroFund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE EUROFUND

The Fund is managed by a team of professionals. Nigel Bolton and Brian Hall are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by Nigel Bolton and Brian Hall who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Nigel Bolton	Jointly and primarily responsible for the day-to-day management of the Fund and is responsible for the selection of its investments.	2010	Managing Director of BlackRock, Inc. since 2008; Director of Scottish Widows Investment Partnership from 2004 to 2008.
Brian Hall	Jointly and primarily responsible for the day-to-day management of the Fund and is responsible for the selection of its investments.	2017	Managing Director of BlackRock, Inc. since 2007; Director of Lehman Brothers from 1999 to 2007.

Shareholders should retain this Supplement for future reference.

PRO-10475-0617SUP